EMBRACE POSSIBILITIES, INVEST IN CERTAINTIES July 8, 2024Assured Guaranty Merger of Assured Guaranty Municipal Corp. into Assured Guaranty Inc. Expected Effective Date: August 1, 2024

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.2 Table of Contents Page Forward-Looking Statements and Safe Harbor Disclosure 3 Conventions 4 Corporate Overview 5 Merger of Assured Guaranty Municipal Corp. into Assured Guaranty Inc. 9 Combined Portfolio Review 14

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.3 • This presentation contains information that includes or is based upon forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements give the expectations or forecasts of future events of Assured Guaranty Ltd. (AGL) and its subsidiaries (collectively with AGL, Assured Guaranty or the Company). These statements can be identified by the fact that they do not relate strictly to historical or current facts and relate to future operating or financial performance. • Any or all of Assured Guaranty’s forward-looking statements herein are based on current expectations and the current economic environment and may turn out to be incorrect. Assured Guaranty’s actual results may vary materially. Among factors that could cause actual results to differ adversely are (1) significant changes in inflation, interest rates, the world’s credit markets or segments thereof, credit spreads, foreign exchange rates or general economic conditions, including the possibility of a recession or stagflation; (2) geopolitical risk, including Russia’s invasion of Ukraine and risk of intentional or accidental escalation between The North Atlantic Treaty Organization (NATO) and Russia, conflict in the Middle East, confrontation over Iran’s nuclear program, United States (U.S.) – China strategic competition and pursuit of technological independence; (3) global terrorism risk with threats increasing from conflicts in the Middle East and Ukraine/Russia, and the polarized political environment of the 2024 U.S. presidential election; (4) the impacts of artificial intelligence, machine learning and other technological advances, including potentially increasing the risks of malicious cyber attacks, dissemination of misinformation, and disruption of markets; (5) the possibility of a U.S. government shutdown, payment defaults on the debt of the U.S. government or instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, and downgrades to their credit ratings; (6) public health crises, including pandemics and endemics, and the governmental and private actions taken in response to such events; (7) developments in the world’s financial and capital markets, including stresses in the financial condition of banking institutions in the U.S. and the possibility that increasing participation of unregulated financial institutions in these markets results in losses or lower valuations of assets, reduced liquidity and credit and/or contraction of these markets, that adversely affect repayment rates of insured obligors, Assured Guaranty’s insurance loss or recovery experience, or investments of Assured Guaranty; (8) reduction in the amount of available insurance opportunities and/or in the demand for Assured Guaranty’s insurance; (9) the possibility that budget or pension shortfalls or other factors will result in credit losses or liquidity claims on obligations of state, territorial and local governments and their related authorities and public corporations that Assured Guaranty insures or reinsures; (10) insured losses, including losses with respect to related legal proceedings, in excess of those expected by Assured Guaranty or the failure of Assured Guaranty to realize loss recoveries that are assumed in its expected loss estimates for insurance exposures, including as a result of the final resolution of Assured Guaranty’s Puerto Rico Electric Power Authority exposure or the amounts recovered on securities received in connection with the resolution of Puerto Rico exposures already resolved; (11) the impact of Assured Guaranty satisfying its obligations under insurance policies with respect to legacy insured Puerto Rico bonds; (12) increased competition, including from new entrants into the financial guaranty industry, nonpayment insurance and other forms of capital saving or risk syndication available to banks and insurers; (13) the possibility that investments made by Assured Guaranty for its investment portfolio, including alternative investments, do not result in the benefits anticipated or subject Assured Guaranty to reduced liquidity at a time it requires liquidity, or to other negative or unanticipated consequences; (14) the impacts of Assured Guaranty’s transactions with Sound Point Capital Management, LP (Sound Point, LP) and certain of its investment management affiliates (together with Sound Point, LP, Sound Point) and/or Assured Healthcare Partners LLC (AHP) on Assured Guaranty and its relationships with its shareholders, regulators, rating agencies, employees and the obligors it insures and on the asset management business contributed to Sound Point, LP and on the business of AHP and their relationships with their respective clients and employees; (15) the possibility that strategic transactions made by Assured Guaranty, including the consummation of the transactions with Sound Point and/or AHP, do not result in the benefits anticipated or subject Assured Guaranty to negative consequences; (16) the inability to control the business, management or policies of entities in which Assured Guaranty holds a minority interest; (17) the impact of market volatility on the fair value of Assured Guaranty’s assets and liabilities subject to mark-to-market, including certain of its investments, contracts accounted for as derivatives, its committed capital securities, its consolidated investment vehicles and certain consolidated variable interest entities (VIEs); (18) rating agency action, including a ratings downgrade, a change in outlook, the placement of ratings on watch for downgrade, or a change in rating criteria, at any time, of AGL or any of its insurance subsidiaries, and/or of any securities AGL or any of its subsidiaries have issued, and/or of transactions that AGL’s insurance subsidiaries have insured; (19) the inability of Assured Guaranty to access external sources of capital on acceptable terms; (20) changes in applicable accounting policies or practices; (21) changes in applicable laws or regulations, including insurance, bankruptcy and tax laws, or other governmental actions; (22) difficulties with the execution of Assured Guaranty’s business strategy; (23) loss of key personnel; (24) the effects of mergers, acquisitions and divestitures; (25) natural or man-made catastrophes; (26) the impact of climate change on Assured Guaranty’s business and regulatory actions taken related to such risk; (27) other risk factors identified in AGL’s filings with the U.S. Securities and Exchange Commission (SEC); (28) other risks and uncertainties that have not been identified at this time; and (29) management’s response to these factors. • The foregoing review of important factors should not be construed as exhaustive, and should be read in conjunction with the other risk factors and cautionary statements that are included in Assured Guaranty’s most recent Form 10-K and subsequent Forms 10-Q. The Company undertakes no obligation to update publicly or review any forward-looking statement, whether as a result of new information, any future developments or otherwise, except as required by law. Investors are advised, however, to consult any further disclosures the Company makes on related subjects in the Company’s reports filed with the SEC. • If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may vary materially from what the Company projected. Any forward-looking statements in this this presentation reflect the Company’s current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to its operations, results of operations, growth strategy and liquidity. For these statements, the Company claims the protection of the safe harbor for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). Forward-Looking Statements and Safe Harbor Disclosure

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.4 • Unless otherwise noted, the following conventions are used in this presentation: – "Combined AG" means AG after the merger of Assured Guaranty Municipal Corp. (AGM) and its subsidiaries (consisting primarily of Assured Guaranty UK Limited (AGUK), Assured Guaranty (Europe) SA (AGE), AG Asset Strategies LLC (AGAS) and certain variable interest entities. – Under GAAP, the Company excludes amounts from its outstanding insured par and debt service relating to Loss Mitigation Securities. – Below investment grade ratings are designated “BIG”. – Percentages and totals in tables or graphs may not add due to rounding. – “Global” means U.S. and non-U.S. • The Company provided asset management services through Assured Investment Management LLC (AssuredIM LLC) and its investment management affiliates (together with AssuredIM LLC, AssuredIM) through June 30, 2023.2 Beginning July 1, 2023, the Company participates in the asset management business through its ownership interest in Sound Point Capital Management, LP (Sound Point, LP) and certain of its investment management affiliates (together with Sound Point, LP, Sound Point). • AGM and Assured Guaranty Inc. (AG, formerly known as Assured Guaranty Corp.) (the U.S. Insurance Subsidiaries) are collectively authorized before the merger, and AG after the merger will be authorized, to invest through AG Asset Strategies LLC (AGAS). AGAS has no financial guaranty insurance par exposure, and is solely an LLC that holds the insurance companies’ investments in Sound Point and AHP managed funds (some of which were formerly known as AssuredIM funds) and other investments. • This presentation was last updated on July 8, 2024. Assured Guaranty may subsequently update this presentation, but readers are cautioned that Assured Guaranty is not obligated to update or revise this presentation as a result of new information, future events, or for any other reason, except as required by law. • Unless otherwise stated all information in this presentation is as of March 31, 2024. Conventions

Corporate Overview

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.6 1. Excludes $313 million invested by the U.S. insurance subsidiaries in certain funds managed by Sound Point that the Company consolidates in accordance with GAAP. 2. Aggregate data for the Company’s insurance subsidiaries, based primarily on statutory measures. Claims on each insurer’s guarantees are paid from that insurer’s separate claims-paying resources. Please see page 13 for components of claims-paying resources. Corporate Overview ($ in billions) AGL Consolidated As of 3/31/2024 Net par outstanding $248.1 Total investment portfolio and cash1 $9.0 Claims-paying resources2 $10.5 • Assured Guaranty Ltd. (“AGL” and, together with its subsidiaries, “Assured Guaranty” or the “Company”) is the leading financial guaranty franchise – With nearly four decades of experience in the financial guaranty industry, we are the only long-standing financial guaranty company and the industry leader in new business production • A strong capital base supports Assured Guaranty’s primary focus, financial guaranty – We maintain strong financial strength ratings from S&P, KBRA, Moody’s and A.M. Best – Consolidated investment portfolio and cash of $9.0 billion as of March 31, 20241 – Consolidated claims-paying resources of $10.5 billion as of March 31, 20242 • Asset management enhances an already strong business model – Diversifies our sources of earnings – Lowers overall earnings volatility by creating a revenue stream that is fee-based to complement our insurance risk-based premiums – Broadens our investment strategies

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.7 Assured Guaranty Ltd. Corporate Structure BEFORE Merger Assured Guaranty Re Ltd. (AG Re) Insurance Subsidiary S&P: AA (stable outlook) financial strength rating Assured Guaranty Overseas US Holdings Inc. U.S. Holding Company NR Assured Guaranty US Holdings Inc. (AGUS) U.S. Holding Company S&P: A (stable outlook) / KBRA: A+ (stable outlook) / Moody’s: Baa1 (stable outlook) issuer credit ratings Assured Guaranty Re Overseas Ltd. (AGRO) Insurance Subsidiary S&P: AA (stable outlook) / A.M. Best: A+ (stable outlook) financial strength rating Assured Guaranty Municipal Holdings Inc. (AGMH) U.S. Holding Company A (stable outlook) / Baa2 (stable outlook) issuer credit ratings Assured Guaranty Municipal Corp. (AGM) Insurance Subsidiary S&P: AA (stable outlook) / KBRA: AA+ (stable outlook) / Moody’s: A1 (stable outlook) financial strength rating Assured Guaranty Inc. (AG) Insurance Subsidiary S&P: AA (stable outlook) / KBRA: AA+ (stable outlook) / Moody’s : A1 (stable outlook) financial strength rating Assured Guaranty UK Limited (AGUK) Insurance Subsidiary S&P: AA (stable outlook) / KBRA: AA+ (stable outlook) / Moody’s: A1 (stable outlook) financial strength rating As of July 8, 2024 S&P / Moody’s (unless otherwise specified) NR = Not rated Assured Guaranty (Europe) SA (AGE) Insurance Subsidiary S&P: AA (stable outlook) / KBRA: AA+ (stable outlook) / financial strength rating Assured Guaranty Ltd. Hamilton, Bermuda Publicly Traded Holding Company (NYSE: AGO) A (stable outlook) / Baa1 (stable outlook) issuer credit ratings

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.8 Assured Guaranty Ltd. Corporate Structure AFTER Merger Assured Guaranty Re Ltd. (AG Re) Insurance Subsidiary S&P: AA (stable outlook) financial strength rating Assured Guaranty Overseas US Holdings Inc. U.S. Holding Company NR Assured Guaranty US Holdings Inc. (AGUS) U.S. Holding Company S&P: A (stable outlook) / KBRA: A+ (stable outlook) / Moody’s: Baa1 (stable outlook) issuer credit ratings Assured Guaranty Re Overseas Ltd. (AGRO) Insurance Subsidiary S&P: AA (stable outlook) / A.M. Best: A+ (stable outlook) financial strength rating Assured Guaranty Municipal Holdings Inc. (AGMH) U.S. Holding Company A (stable outlook) / Baa2 (stable outlook) issuer credit ratings Assured Guaranty Inc. (AG) Insurance Subsidiary S&P: AA (stable outlook) / KBRA: AA+ (stable outlook) / Moody’s : A1 (stable outlook) financial strength rating Assured Guaranty UK Limited (AGUK) Insurance Subsidiary S&P: AA (stable outlook) / KBRA: AA+ (stable outlook) / Moody’s: A1 (stable outlook) financial strength rating Expected on and after August 1, 2024 S&P / Moody’s (unless otherwise specified) NR = Not rated Assured Guaranty (Europe) SA (AGE) Insurance Subsidiary S&P: AA (stable outlook) / KBRA: AA+ (stable outlook) / financial strength rating Assured Guaranty Ltd. Hamilton, Bermuda Publicly Traded Holding Company (NYSE: AGO) A (stable outlook) / Baa1 (stable outlook) issuer credit ratings

Eiffage CEVM / Foster + Partners / Jean-Pierre Lescourret Merger of AGM into AG

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.10 Overview of Merger • Assured Guaranty Municipal Corp. (AGM) will merge with and into Assured Guaranty Inc. (AG), effective August 1, 2024 • Background – Assured Guaranty Corp. (AGC) was the original financial guaranty insurance subsidiary of Assured Guaranty Ltd. (AGL), changing its name to AG in May 2024 – AGL acquired AGM (then called FSA) in 2009 after the global financial crisis led Dexia S.A., then AGM’s owner, to decide to exit the financial guaranty business – After being acquired, AGM’s new business was devoted to U.S. and non-U.S. public and infrastructure finance – AGC remained open to writing our various primary business lines and has provided risk and capital management solutions for insurance, pension and banking institutions, offered guarantees on structured financings, and served as the acquirer or reinsurer of insured portfolios (which include U.S. and non-U.S. public and infrastructure transactions) of non-affiliated financial guaranty insurers in runoff • The rationale for differentiating the operating scope of two separate financial guarantors no longer applies – Both companies are overcapitalized, and the merger will improve capital efficiency – Each has both public finance and some structured finance exposure in its insured portfolio – Having extensive reporting requirements and principal regulators in two domiciles (New York and Maryland) is unnecessary – Both companies’ legacy RMBS exposure is drastically reduced

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.11 Benefits and Features of the Merger • Some of the benefits of the merger are: – Creates a larger, combined company to guarantee all the obligations in both the AGM and AG insured portfolios. – Produces a larger, more highly diversified insured portfolio – Improves policyholder protection as holders of each insured obligation will benefit from: ▪ A larger investment portfolio ▪ A larger capital base ▪ Greater claims-paying resources – Improves operating efficiency and reduces overall expenses – Eliminates duplicative reporting requirements and other expenses – Simplifies administration and brand marketing – Establishes a single principal regulator (Maryland Insurance Administration) • Upon the completion of the merger: – AG and AGM have the same financial strength ratings, and the combined entity is expected to maintain those rating levels ▪ AA at S&P Global Ratings ▪ AA+ at Kroll Bond Rating Agency ▪ A1 at Moody’s Investors Service – AGM’s U.K. and European subsidiaries will become subsidiaries of AG with no change to their financial guarantees or operations

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.12 1. All figures in the above table are on a GAAP basis, except claims-paying resources which is based on statutory accounting. See page 13 for additional information about claim- paying resources. 2. The $7.0 billion of total invested assets and cash excludes $284 million of investments in certain funds managed by Sound Point that the Company consolidates for GAAP accounting purposes. 3. Unearned premium reserve net of ceded unearned premium reserve. Combined AG1 Assured Guaranty Overview Combined AG ($ in billions) AGM AG (fka AGC) Eliminations Combined AG Insured net par outstanding $162.0 $28.8 $(0.4) $190.4 U.S. public finance $127.3 $19.6 $— $146.9 Non-U.S. public finance $32.8 $4.9 $(0.3) $37.4 U.S. and Non-U.S. (Global) structured finance $1.8 $4.3 $— $6.1 Total investment portfolio + cash2 $5.2 $2.5 $(0.7) $7.0 Net unearned premium reserve3 $2.2 $0.5 $— $2.8 Claims-paying resources $6.3 $2.9 $(0.3) $8.8 Ratio of net par outstanding / claims-paying resources 26:1 10:1 21:1

Two Discrete Insurance Companies with Separate Capital Bases

ASSURED GUARANTY®

Consolidated Statutory-Basis Claims-Paying Resources and Exposures

($ in millions)	AGM[1]	AG (fka AGC)	Eliminations[2]	Combined AG	AGRe[7]	Eliminations[3]	Consolidated
	As of March 31, 2024						
Claims-paying resources							
Policyholders' surplus	$ 2,665	$ 1,638	$ (290)	$ 4,013	$ 732	$ 62	$ 4,807
Contingency reserve	892	420	—	1,312	—	—	1,312
Qualified statutory capital	**3,557**	**2,058**	**(290)**	**5,325**	**732**	**62**	**6,119**
UPR and net deferred ceding commission income[1]	2,036	349	—	2,385	586	(62)	2,909
Loss and loss adjustment expense reserves[1,8]	—	10	—	10	129	—	139
Total policyholders' surplus and reserves	**5,593**	**2,417**	**(290)**	**7,720**	**1,447**	**—**	**9,167**
Present value of installment premium	488	236	—	724	242	—	966
Committed Capital Securities	200	200	—	400	—	—	400
Total claims-paying resources	**$ 6,281**	**$ 2,853**	**$ (290)**	**$ 8,844**	**$ 1,689**	**$ —**	**$ 10,533**
Statutory net exposure[1,4]	$ 160,856	$ 29,041	$ (379)	$ 189,518	$ 61,136	$ (515)	$ 250,139
Net debt service outstanding[1,4]	$ 258,785	$ 47,077	$ (744)	$ 305,118	$ 92,856	$ (996)	$ 396,978
Ratios:							
Net exposure to qualified statutory capital	45 :1	14 :1		36 :1	84 :1		41 :1
Capital ratio[5]	73 :1	23 :1		57 :1	127 :1		65 :1
Financial resources ratio[6]	41 :1	17 :1		35 :1	55 :1		38 :1
Statutory net exposure to claims-paying resources	26 :1	10 :1		21 :1	36 :1		24 :1
Separate Company Statutory Basis:							
Admitted Assets	$5,365	$2,495					
Total Liabilities	2,700	857					
Loss and LAE reserves	(34)	10					
Paid in capital stock	399	442					

1. The numbers shown for AGM include its United Kingdom (U.K.) and French insurance subsidiaries.
2. Eliminations are primarily for intercompany surplus notes between AGM and AG. Net exposure and net debt service outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary.
3. Eliminations are of intercompany deferred ceding commissions. Net exposure and net debt service outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary.
4. Net exposure and net debt service outstanding are presented on a statutory basis. Includes $3,268 million of specialty business.
5. The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.
6. The financial resources ratio is calculated by dividing net debt service outstanding by total claims-paying resources.
7. Assured Guaranty Re Ltd. (AG Re) numbers represent the Company's estimate of AG Re on a U.S. statutory-basis, except for contingency reserves.
8. Loss and LAE reserves exclude adjustments to claims-paying resources for AGM because the balance was in a net recoverable position of $32 million.

13 | ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.14 1. Date shown is date of most recent rating action or affirmation. Financial Strength Ratings U.S. Insurance Companies S&P KBRA Moody's AGM AA Stable Outlook (May 2024) AA+ Stable Outlook (October 2023) A1 Stable Outlook (April 2024) AG AA Stable Outlook (May 2024) AA+ Stable Outlook (October 2023) A1 Stable Outlook (April 2024) Financial Strength Ratings1 • AGM and AG have the same financial strength ratings and we expect the combined company to have these same ratings upon the completion of the merger • In May 2024, S&P affirmed the AA (stable outlook) financial strength ratings of the insurance companies – S&P emphasized the Company's excellent capital and earnings; well-diversified underwriting strategy; and a cautious approach to business expansion outside the U.S. public finance market • In October 2023, KBRA affirmed the AA+ (stable outlook) financial strength ratings of AG, AGM, and AGM’s subsidiaries AGUK and AGE – KBRA noted that “Assured continues to execute on its diversified underwriting strategy of measured growth across the three segments of its portfolio...” • In April 2024, Moody’s upgraded the financial strength rating of AG to A1 (stable outlook) from A2 and affirmed the A1 (stable outlook) financial strength rating of AGM and its AGUK subsidiary – Moody’s highlighted both AGM and AG’s strong capital profiles, the credit quality of AG’s insured portfolio, and AGM’s ability to generate significant capital through premium and investment earnings Recent Rating Activity

Eiffage CEVM / Foster + Partners / Jean-Pierre Lescourret Combined AG Portfolio Review 1. Please see page 4 for a definition of this convention.

Combined AG[1]
Insured Portfolio
Net Par Outstanding as of March 31, 2024

ASSURED GUARANTY

Portfolio Diversification by Sector



Non-U.S. Structured Finance 1%
U.S. Public Finance 77%
U.S. Structured Finance 3%
Non-U.S. Public Finance 20%

$190.4 billion[2]

U.S. Public Finance Portfolio



Other 10%
General obligation 39%
Healthcare 7%
Transportation 12%
Tax backed 17%
Municipal utilities 15%

$146.9 billion

Non-U.S. Public Finance Portfolio



Sovereign and sub-sovereign 23%
Renewable energy 4%
Infrastructure finance 36%
Regulated utilities 37%

$37.4 billion

U.S. & Non-U.S. Structured Finance Portfolios



Insurance Securitizations 21%
Global Pooled Corporates 14%
Global Subscription Finance 11%
Financial Products (GICs)2 8%
U.S. RMBS 26%
Other Structured Finance 20%

$6.1 billion

1. Please see page 4 for a definition of this convention.
2. Assured Guaranty did not acquire Financial Security Assurance Holdings Ltd.'s financial products segment. Assured Guaranty and its subsidiaries are indemnified against exposure to such segment by Dexia SA and certain of its affiliates.

16 | ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.17 Portfolio Diversification by Rating Consolidated AG1 Insured Portfolio Ratings Net Par Outstanding as of March 31, 2024 1. Please see page 4 for a definition of this convention. 2. Includes Financial Products (GICs). Please see the footnote on page 15. AAA 1% AA 10% A 48% BBB 39% BIG 2% $190.4 billion2 U.S. & Non-U.S. Structured Finance Portfolios AAA 18% AA 39% A 21% BBB 8% BIG 14% $6.1 billion2 Non-U.S. Public Finance Portfolio AAA 4% AA 8% A 26% BBB 59% BIG 3% $37.4 billion U.S. Public Finance Portfolio AAA AA 10% A 54% BBB 35% BIG 2% $146.9 billion <1%

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.18 Net Par Outstanding By Asset Type ($ in millions) Combined AG1 Insured Portfolio Net Par Outstanding as of March 31, 2024 1. Please see page 4 for a definition of this convention. 2. Includes GICs. Please see the footnote on page 15. Net Par Outstanding U.S. public finance: General obligation $ 56,905 Tax backed 25,116 Municipal utilities 22,635 Transportation 17,961 Healthcare 10,447 Infrastructure finance 6,541 Higher education 5,458 Housing revenue 933 Other public finance 933 Total U.S. public finance $ 146,929 Non-U.S. public finance: Regulated utilities $ 14,011 Infrastructure finance 13,287 Sovereign and sub-sovereign 8,481 Renewable energy 1,604 Total non-U.S. public finance $ 37,383 Total public finance $ 184,312 Net Par Outstanding U.S. structured finance: RMBS $ 1,572 Insurance securitization 1,298 Pooled corporate obligations 478 Financial products 468 Structured credit 309 Commercial MBS 190 Consumer receivables 183 Subscription finance facilities 183 Other structured finance 229 Total U.S. structured finance $ 4,910 Non-U.S. structured finance: Subscription finance facilities $ 503 Pooled corporate obligations 356 RMBS 236 Other structured finance 101 Total non-U.S. structured finance $ 1,196 Total structured finance $ 6,106 Total net par outstanding $ 190,418 2

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.19 Invested Assets and Cash2,3 As of March 31, 2024 • Predominately consists of highly rated, fixed maturity and short-term investments, and cash; 57% rated AA or higher • Approximately $1.3 billion invested in liquid, short-term investments and cash • Overall duration of the fixed maturity securities and short-term investments is 3.0 years • AG has $284 million of investments in certain funds managed by Sound Point that are consolidated in accordance with GAAP – This amount is not included in the $7.0 billion of total invested assets and cash $7.0 billion 1. Please see page 4 for a definition of this convention. 2. Includes securities purchased or obtained as part of loss mitigation or other risk management strategies. 3. Ratings are represented by the lower of the Moody's and S&P classifications except for bonds purchased for loss mitigation or other risk management strategies, which use internal ratings classifications. Surplus note, equity method investments, and other invested assets are not rated. 4. Included in the AAA category are short-term securities and cash. 5. Represents contingent value instruments (CVIs) received in connection with the 2022 Puerto Rico Resolutions. These securities are not rated. 6. Includes only those non rated securities that are fixed maturity securities, available-for-sale. 100% of BIG is held for loss mitigation or other risk management strategies Fixed maturity securities, trading 4% Equity method investments 7% Other invested assets U.S. government & agencies 1% AAA 30% AA 26% A 16% BBB 9% BIG 7% NR 1% 4 5 6 Combined AG1 Investment Portfolio Value as of March 31, 2024 <1%

ASSURED GUARANTY MUNICIPAL | ASSURED GUARANTY INC.20 AGM / AG Merger Presentation July 8, 2024 Assured Guaranty Contacts: Robert Tucker Senior Managing Director Investor Relations and Corporate Communications Direct: 212.339.0861 rtucker@agltd.com Michael Walker Managing Director Fixed Income Investor Relations Direct: 212.261.5575 mwalker@agltd.com Andre Thomas Managing Director Investor Relations Direct: 212.339.3551 athomas@agltd.com Glenn Alterman Vice President Investor Relations Direct: 212.339.0865 galterman@agltd.com